Exhibit 99.1

nLIGHT, Inc. Announces Fourth Quarter and Full Year 2020 Results
Revenues of $222.8 million and gross margin of 26.6% for the full year 2020
Revenues of $65.7 million and gross margin of 29.9% for the fourth quarter of 2020

VANCOUVER, Wash., February 17, 2021 - nLIGHT, Inc. (Nasdaq: LASR), a leading provider of high-power semiconductor and fiber lasers used in the industrial, microfabrication, and aerospace and defense markets, today reported financial results for the fourth quarter and full year 2020.
“In 2020, nLIGHT delivered 26% year-over-year growth, which resulted in the highest annual revenues in the Company’s history,” commented Scott Keeney, nLIGHT’s President and Chief Executive Officer. “We successfully executed our strategy of expanding sales with strategic customers outside of China and in the aerospace and defense market, which included a full year of revenues from our November 2019 acquisition of Nutronics.”

“In the fourth quarter, led by another strong quarter in aerospace and defense, we achieved year-over-year growth in each of our end markets. As a result of higher revenues and a more favorable mix of business, our fourth quarter results exceeded the high-end of our revenue, gross margin and Adjusted EBITDA guidance. Looking forward, we believe we are well positioned to continue to outpace industry growth.”

Full Year 2020 Financial Highlights

	Year Ended December 31,
(In thousands, except percentages)	2020	2019	% Change
Revenues	$222,789	$176,619	26.1%
Gross margin	26.6%	29.6%
Loss from operations	$(21,048)	$(9,909)	(112.4)%
Operating margin	(9.4)%	(5.6)%
Net loss	$(20,932)	$(12,884)	(62.5)%
Adjusted EBITDA(1)	$18,151	$9,855	84.2%
Adjusted EBITDA, as percentage of revenues	8.1%	5.6%
(1) A reconciliation of the non-GAAP information provided here to the most directly comparable GAAP metric has been provided in the financial statement tables included in this release.

Revenues of $222.8 million for the full year 2020 were up 26.1% compared to $176.6 million for the full year 2019. Gross margin was 26.6% for the full year 2020 compared to 29.6% for the full year 2019. GAAP net loss for the full year 2020 was $(20.9) million, or net loss of $(0.55) per diluted share, compared to net loss of $(12.9) million, or net loss of $(0.35) per diluted share, for the full year 2019. Non-GAAP net income for the full year 2020 was $7.3 million, or non-GAAP net income of $0.17 per diluted share, compared to non-GAAP net income of $1.1 million, or non-GAAP net income of $0.03 per diluted share, for the full year 2019. Reconciliations of the non-GAAP information provided here to the most directly comparable GAAP metric have been provided in the financial statement tables included in this release.

Fourth Quarter 2020 Financial Highlights

	Three Months Ended December 31,
(In thousands, except percentages)	2020	2019	% Change
Revenues	$65,704	$42,896	53.2%
Gross margin	29.9%	23.3%
Loss from operations	$(4,286)	$(8,966)	52.2%
Operating margin	(6.5)%	(20.9)%
Net loss	$(4,517)	$(10,716)	57.8%
Adjusted EBITDA(1)	$8,447	$(1,365)	718.8%
Adjusted EBITDA, as percentage of revenues	12.9%	(3.2)%
(1) A reconciliation of the non-GAAP information provided here to the most directly comparable GAAP metric has been provided in the financial statement tables included in this release.

Revenues of $65.7 million for the fourth quarter of 2020 were up 53.2% compared to $42.9 million for the fourth quarter of 2019, which included $2.6 million from Nutronics. Gross margin was 29.9% for the fourth quarter of 2020 compared to 23.3% for the fourth quarter of 2019. GAAP net loss for the fourth quarter of 2020 was $(4.5) million, or net loss of $(0.12) per diluted share, compared to net loss of $(10.7) million, or net loss of $(0.29) per diluted share, for the fourth quarter of 2019. Non-GAAP net income for the fourth quarter of 2020 was $5.2 million, or non-GAAP net income of $0.12 per diluted share, compared to non-GAAP net loss of $(2.1) million, or non-GAAP net loss of $(0.06) per diluted share, for the fourth quarter of 2019. Reconciliations of the non-GAAP information provided here to the most directly comparable GAAP metric have been provided in the financial statement tables included in this release.

Outlook
For the first quarter of 2021, nLIGHT expects revenues to be in the range of $56 million to $62 million, gross margin to be in the range of 25% to 29%, and Adjusted EBITDA to be in the range of $3 million to $6 million.

Investor Conference Call at 2:00 p.m. Pacific Time, Wednesday, February 17, 2021

Parties interested in listening to nLIGHT’s quarterly conference call may do so by dialing 1-833-535-2198 (U.S., toll-free) or +1-412-902-6775 (international and toll), with the conference title: nLIGHT Fourth Quarter 2020 Earnings. The call can also be accessed via the web by going to nLIGHT’s Investor Relations page at http://investors.nlight.net.

Use of Non-GAAP Financial Results

In addition to U.S. GAAP results, this press release contains non-GAAP financial results, including Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share, basic and diluted. We use Adjusted EBITDA to help us evaluate our business, measure our performance, identify trends affecting our business, formulate business plans and make strategic decisions. In addition to our results determined in accordance with GAAP, we believe Adjusted EBITDA is a meaningful measure of performance as it is commonly utilized by us and the investment community to analyze operating performance in our industry. Similarly, we believe that providing non-GAAP net income (loss) and non-GAAP net income (loss) per share, basic and diluted, is useful to our investors as they present an informative supplemental view of our results from period to period by removing the effect of stock-based compensation expense and other non-recurring items. However, the non-GAAP financial measures presented herein are specific to us and may not be comparable to similar measures disclosed by other companies because of differing methods used by other companies in calculating them.

We define Adjusted EBITDA as net income (loss) adjusted for income tax expense, other non-operating income or expense, interest income or expense, depreciation and amortization, stock-based compensation, acquisition and integration-related costs, and other special items as determined by management, as applicable. We define non-GAAP net income (loss) as GAAP net income (loss) adjusted for stock-based compensation, amortization of purchased intangibles, acquisition and integration-related costs, and other special items as determined by management, as applicable. We define non-GAAP net income (loss) per share, basic and diluted, as non-GAAP net income (loss) divided by common weighted-average shares outstanding during the respective period plus the dilutive effect of any common stock equivalents during the period, if applicable.

Tables presenting the reconciliation of Adjusted EBITDA to net income (loss), as well as the reconciliation of non-GAAP net income (loss) and non-GAAP net income (loss) per share, basic and diluted, to net income (loss) and net income (loss) per share, basic and diluted, respectively, the two most directly comparable GAAP financial metrics, are included at the end of this press release.

We have not reconciled our outlook for Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Safe Harbor Statement

Certain statements in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as “outlook,” “guidance,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA and our expectations regarding customer demand for our products, operating results, and financial position, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including but not limited to: (1) the impact on our sales and operations of public health crises in China, the United States or internationally, including the COVID-19 pandemic, (2) our ability to generate sufficient revenues to achieve or maintain profitability in the future, (3) fluctuations in our quarterly results of operations and other operating measures, (4) downturns in the markets we serve could materially adversely affect our revenues and profitability, (5) our high levels of fixed costs and inventory levels may harm our gross profits and results of operations in the event that demand for our products declines or we maintain excess inventory levels, (6) the competitiveness of the markets for our products, (7) our substantial sales and operations in China, which expose us to risks inherent in doing business there, (8) the effect of current and potential tariffs and global trade policies on the cost of our products, (9) our manufacturing capacity and operations may not be appropriate for future levels of demand, (10) our reliance on a small number of customers for a significant portion of our revenues, and (11) the risk that we may be unable to protect our proprietary technology and intellectual property rights. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the “SEC”), including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT's most recent Annual Report on Form 10-K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law.

The nLIGHT logo and “nLIGHT” are registered trademarks or trademarks of nLIGHT, Inc. in various jurisdictions.

About nLIGHT

nLIGHT, Inc. is a leading provider of high-power semiconductor and fiber lasers for industrial, microfabrication, aerospace and defense applications. Our lasers are changing not only the way things are made but also the things that can be made. Headquartered in Vancouver, Washington, nLIGHT employs over 1,200 people with operations in the U.S., China, Finland, Korea and Italy. For more information, please visit www.nlight.net.

For more information, contact:
Joseph Corso
VP, Corporate Development and Investor Relations
nLIGHT, Inc.
(360) 566-4460
joe.corso@nlight.net

nLIGHT, Inc.
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue:
Products	$51,690	$40,336	$184,841	$174,059
Development	14,014	2,560	37,948	2,560
Total revenue	65,704	42,896	222,789	176,619
Cost of revenue:
Products	33,113	30,637	128,255	122,013
Development	12,944	2,267	35,170	2,267
Total cost of revenue(1)	46,057	32,904	163,425	124,280
Gross profit	19,647	9,992	59,364	52,339
Operating expenses:
Research and development(1)	12,028	8,819	41,164	28,137
Sales, general, and administrative(1)	11,905	10,139	39,248	34,111
Total operating expenses	23,933	18,958	80,412	62,248
Loss from operations	(4,286)	(8,966)	(21,048)	(9,909)
Other income (expense):
Interest income (expense), net	(44)	454	78	2,609
Other income, net	315	532	378	535
Loss before income taxes	(4,015)	(7,980)	(20,592)	(6,765)
Income tax expense	502	2,736	340	6,119
Net loss	$(4,517)	$(10,716)	$(20,932)	$(12,884)
Net loss per share, basic	$(0.12)	$(0.29)	$(0.55)	$(0.35)
Net loss per share, diluted	$(0.12)	$(0.29)	$(0.55)	$(0.35)
Shares used in per share calculations:
Basic	38,877	37,463	38,367	37,119
Diluted	38,877	37,463	38,367	37,119

(1)Includes stock-based compensation as follows:
	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Cost of revenues	$432	$385	$1,621	$1,201
Research and development	3,101	1,606	9,703	3,299
Sales, general, and administrative	5,448	2,370	14,140	5,230
	$8,981	$4,361	$25,464	$9,730

nLIGHT, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	As of
	December 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$102,282	$117,252
Accounts receivable, net	31,820	27,126
Inventory	54,706	46,131
Prepaid expenses and other current assets	11,767	8,084
Total current assets	200,575	198,593
Restricted cash	291	41
Lease right-of-use assets	12,302	—
Property, plant and equipment, net	44,480	27,747
Intangible assets, net	8,345	10,006
Goodwill	12,484	9,872
Other assets, net	5,167	3,707
Total assets	$283,644	$249,966

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$21,057	$12,700
Accrued liabilities	15,321	11,605
Deferred revenue	2,528	679
Current portion of lease liabilities	2,273	—
Current portion of long-term debt	184	51
Total current liabilities	41,363	25,035
Non-current income taxes payable	7,556	6,429
Long-term lease liabilities	10,375	—
Long-term debt	215	—
Other long-term liabilities	4,221	1,894
Total liabilities	63,730	33,358
Stockholders' equity:
Common stock - par value	15	15
Additional paid-in capital	358,544	336,732
Accumulated other comprehensive loss	(259)	(2,685)
Accumulated deficit	(138,386)	(117,454)
Total stockholders’ equity	219,914	216,608
Total liabilities and stockholders’ equity	$283,644	$249,966

nLIGHT, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Year Ended December 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(20,932)	$(12,884)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	7,710	6,583
Amortization	5,975	2,981
Reduction in carrying amount of right-of-use assets	2,916	—
Provision for losses on accounts receivable	88	83
Stock-based compensation	25,464	9,730
Deferred income taxes	(11)	3,041
Gain on disposal of assets	—	(483)
Changes in operating assets and liabilities:
Accounts receivable, net	(4,009)	(395)
Inventory	(6,937)	(10,670)
Prepaid expenses and other current assets	(3,442)	(111)
Other assets	(3,463)	(2,669)
Accounts payable	7,306	844
Accrued and other long-term liabilities	2,269	92
Deferred revenues	1,800	(178)
Lease liabilities	(2,820)	—
Non-current income taxes payable	1,127	(205)
Net cash provided by (used in) operating activities	13,041	(4,241)
Cash flows from investing activities:
Acquisition of business, net of cash acquired	(190)	(17,400)
Purchases of property, plant and equipment	(23,416)	(12,403)
Capitalization of patents	(933)	(1,229)
Proceeds from sale of assets	—	628
Net cash used in investing activities	(24,539)	(30,404)
Cash flows from investing activities:
Proceeds from term loan	15,000	—
Principal payments on term loans and financing leases	(15,115)	(55)
Proceeds from employee stock plan purchases	1,393	1,471
Proceeds from stock option exercises	1,375	1,560
Tax payments related to stock award issuances	(6,420)	(524)
Net cash provided by (used in) financing activities	(3,767)	2,452
Effect of exchange rate changes on cash	545	(33)
Net decrease in cash, cash equivalents and restricted cash	(14,720)	(32,226)
Cash, cash equivalents and restricted cash, beginning of period	117,293	149,519
Cash, cash equivalents and restricted cash, end of period	$102,573	$117,293
Supplemental disclosures:
Cash received for interest	$311	$2,802
Cash paid for income taxes	647	2,335
Accrued purchases of property, equipment and patents	788	828
Accrued acquisition consideration	1,441	—
Supplemental disclosure of noncash investing and financing activities:
Right-of-use assets obtained in exchange for lease liabilities	$15,127	$—

nLIGHT, Inc.
Reconciliation of GAAP Financial Metrics to Non-GAAP
(In thousands, except per share data)
(Unaudited)

Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net loss	$(4,517)	$(10,716)	$(20,932)	$(12,884)
Income tax expense	502	2,736	340	6,119
Other income, net	(315)	(532)	(378)	(535)
Interest (income) expense, net	44	(454)	(78)	(2,609)
Depreciation and amortization	3,752	2,770	13,685	9,564
Stock-based compensation	8,981	4,361	25,464	9,730
Acquisition and integration-related costs	—	470	50	470
Adjusted EBITDA	$8,447	$(1,365)	$18,151	$9,855

Reconciliation of GAAP to Non-GAAP Net Income (Loss), and GAAP to Non-GAAP Net Income (Loss) per Share, Basic and Diluted

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net loss	$(4,517)	$(10,716)	$(20,932)	$(12,884)
Add back:
Stock-based compensation(1)	8,981	4,361	25,464	9,730
Valuation allowance on foreign deferred tax assets	—	3,423	—	3,423
Amortization of purchased intangibles (1)	716	328	2,724	328
Acquisition and integration-related costs (1)	—	470	50	470
Non-GAAP net income (loss)	5,180	(2,134)	7,306	1,067

GAAP weighted-average shares outstanding	38,877	37,463	38,367	37,119
Participating securities	653	—	544	319
Non-GAAP weighted-average number of shares, basic	39,530	37,463	38,911	37,438
Dilutive effect of common stock equivalents	4,654	—	4,228	4,360
Non-GAAP weighted-average number of shares, diluted	44,184	37,463	43,139	41,798

Non-GAAP net income (loss) per share, basic	$0.13	$(0.06)	$0.19	$0.03
Non-GAAP net income (loss) per share, diluted	$0.12	$(0.06)	$0.17	$0.03
(1) There is no income tax effect related to the stock-based compensation, amortization of purchased intangibles, and acquisition and integration-related cost adjustments due to the full valuation allowance in the U.S.